CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Statement of Additional Information, which is part of the Registration Statement on Form N-14, of our report dated February 20, 2004, relating to the financial statements and financial highlights for the periods ending subsequent to December 31, 1999, which appear in the December 31, 2003 Annual Report to Shareholders of the Goldman Sachs Trust: Financial Square Prime Obligations Fund and Financial Square Tax-Free Money Market Fund. We also consent to the references to us under the headings “Financial Highlights”, “Experts” and “Independent Registered Public Accounting Firm” in the combined Proxy/Prospectus, which is part of the Registration Statement on Form N-14. We also consent to the references to us under the headings “Financial Highlights”, “Independent Auditors”, and “Financial Statements” included in the prospectuses for the Financial Square Prime Obligation Fund and Financial Square Tax-Free Money Market Fund dated April 29, 2004 which has been incorporated by reference into such combined Proxy/Prospectus.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
November 30, 2004

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the inclusion in this Statement of Additional Information, which is part of the Registration Statement on Form N-14, of our report dated October 27, 2004, relating to the financial statements and financial highlights which appear in the August 31, 2004 Annual Report to Shareholders of the Goldman Sachs Trust: CORE U.S. Equity Fund and Growth and Income Fund. We also consent to the references to us under the headings “Financial Highlights”, “Experts” and “Independent Registered Public Accounting Firm” in such combined Proxy/Prospectus, which is part of the Registration Statement on Form N-14. We also consent to the references to us under the headings “Financial Highlights”, “Independent Auditors”, and “Financial Statements” included in the prospectuses for the CORE U.S. Equity Fund and Growth and Income Fund dated December 23, 2003, which have been incorporated by reference into such combined Proxy/Prospectus.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
November 30, 2004